Exhibit 10.2

AMENDMENT NUMBER ONE TO

SUBORDINATION AGREEMENT

THIS AMENDMENT NUMBER ONE TO SUBORDINATION AGREEMENT (this “Amendment”) is made and entered into as of October 7, 2022, by White Cherry Limited, an exempted company duly incorporated and validly existing under the laws of the British Virgin Islands (the “Subordinated Creditor”), in favor of the Lenders party to the Credit Agreement (as defined in the Subordination Agreement) and JPMORGAN CHASE BANK, N.A. (in its capacity as administrative agent for the Lenders under the Credit Agreement and its successors and permitted assigns in such capacity, “Administrative Agent”) and acknowledged and agreed to by iPower Inc., a Nevada corporation (the “Company”), the other Loan Parties under the Credit Agreement and the Administrative Agent.

RECITALS

WHEREAS, Subordinated Creditor previously entered into that certain Subordination Agreement, dated as of March 9, 2022 (the “Subordination Agreement”).

1.                  DEFINITIONS. All terms which are defined in the Subordination Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

AMENDMENT. The Subordination Agreement is amended in the following respects:

(a)               Amend Definition of Payment Conditions. Effective as of the date of this Amendment, the definition of “Payment Conditions” contained in Section 2 of the Subordination Agreement is amended in its entirety as follows:

“Payment Conditions” shall be deemed to be satisfied in connection with a Permitted Payment if: (a) no Event of Default under the Credit Agreement or other Loan Documents (as defined in the Credit Agreement) has occurred and is continuing or would result immediately after giving effect to such Permitted Payment and (b) immediately after giving effect to and at all times during the 30-day period immediately prior to such Permitted Payment, the Borrowers shall have Excess Availability (as defined in the Credit Agreement) calculated on a pro forma basis after giving effect to such Permitted Payment of not less than $7,500,000.

2.                  LIMITED EFFECT. Except for the specific amendments contained in this Amendment, the Subordination Agreement shall remain unchanged and in full force and effect.

JURISDICTION; VENUE; JURY TRIAL WAIVER. The provisions of Sections 19, 20, 21 and 22 of the Subordination Agreement are hereby incorporated by reference, mutatis mutandis.

3.                  COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

WHITE CHERRY LIMITED, an exempted company duly incorporated and validly existing under the laws of the British Virgin Islands, as Subordinated Creditor

By: /s/ Li Zanyu

Name: Zanyu Li

Title: _____________________

Amendment Number One to Subordination Agreement

ACKNOWLEDGED AND AGREED TO

AS OF THE DATE FIRST WRITTEN ABOVE:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, for itself and the other Lenders By: /s/ C. Hayes Blackwood Name: C. Hayes Blackwood Title: Authorized Officer

Amendment Number One to Subordination Agreement

Each Loan Party hereby acknowledges receipt of a copy of the foregoing Amendment Number One to Subordination Agreement, waives notice of acceptance thereof by the Administrative Agent or any other Senior Debt Holder, and agrees to be bound by the terms and provisions thereof, to make no payments or distributions contrary to the terms and provisions thereof, and to do every other act and thing necessary or appropriate to carry out such terms and provisions. Each Loan Party further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under the foregoing Amendment Number One to Subordination Agreement.

ACKNOWLEDGED AND AGREED TO

AS OF THE DATE FIRST WRITTEN ABOVE:

LOAN PARTIES:

IPOWER INC., a Nevada corporation By: /s/ Kevin Vassily Name: Kevin Vassily Title: Chief Financial Officer

GLOBAL PRODUCT MARKETING INC.,
a Nevada corporation

By: /s/ Kevin Vassily
Name: Kevin Vassily

Title: Chief Financial Officer

E MARKETING SOLUTION INC.,
a California corporation

By: /s/ Kevin Vassily
Name: Kevin Vassily

Title: Chief Financial Officer

Amendment Number One to Subordination Agreement